SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                        DATE OF REPORT: January 14, 1999




                       CHILDREN'S BROADCASTING CORPORATION
             (Exact name of registrant as specified in its charter)


      MINNESOTA                       0-21534                   41-1663712
   (State or other              (Commission File No.)      (IRS Employer ID No.)
    jurisdiction
  of incorporation)


             5501 EXCELSIOR BOULEVARD, MINNEAPOLIS, MINNESOTA 55416
                    (Address of principal executive offices)


                                 (612) 925-8840
              (Registrant's telephone number, including area code)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         The Registrant announced on January 14, 1999 that it completed the sale of its last three radio stations to Radio Unica Corp. ("Radio Unica"). Radio Unica paid approximately $29.25 million in cash for WJDM/WBAH-AM, Elizabeth, New Jersey, KAHZ-AM, Fort Worth, Texas and KIDR-AM, Phoenix, Arizona.


ITEM 5.  OTHER EVENTS.

         (a) Reference is made to the Press Release issued to the public by the Registrant on February 2, 1999, and attached hereto as an exhibit, relating to the redemption of all 606,061 shares of Registrant's Series B Convertible Preferred Stock.

         (b) Reference is made to the cautionary statements of the Registrant, presented in the Registrant's Form 10-KSB, as amended, for the year ended December 31, 1997.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

         (a)      Financial Statements of Business Acquired

                  Not applicable.

         (b)      Pro Forma Financial Information

                  The following unaudited pro forma condensed financial statements are filed with this report:

         Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1998 Pro Form Condensed Consolidated Statements of Income:

                  Year Ended December 31, 1997
                  Nine Months Ended September 30, 1998

         This unaudited pro forma financial information sets forth the impact of the Radio Unica Corporation, Salem Communications Corporation and Catholic Radio Network transactions and the Company's termination of its network affiliation agreements and cessation of distribution of its 24-hour Aahs World Radio format on January 31, 1998. The Salem and CRN transactions were consummated on October 30, 1998 and the Radio Unica transaction was consummated on January 14, 1999. The unaudited pro forma statements of operations and balance sheets do not purport to present the Company's consolidated results of operations and financial position as they might have been, or as they may be in the future, had the transactions and affiliation agreement termination occurred on the assumed dates.

         The Company's remaining assets, including AAHS trademarks and network production equipment, will be utilized to develop and create other business opportunities related to short form network syndication programming. The Company has not developed a revenue stream associated with these business opportunities. The company has increased its ownership position in Harmony and may choose to increase it further. The Company initially expects to utilize its core management expertise to improve and enhance the performance of Harmony. In addition to the potential investment in the business opportunities described above, the Company seeks to reposition itself through acquisitions in the television commercial production industry.

         The Company sold three of its radio stations to Radio Unica for $29.5 million, two of its radio stations to Salem Communications for $2.7 million and seven of its radio stations to CRN for $21.9 million cash and a $15.0 million, 18 month promissory note with 10% annual interest to be paid quarterly. The Company has used the proceeds in the following manner: a) approximately $31.7 million to repay debt and accrued interest, b) approximately $1.9 million to pay down outstanding accounts payable, c) approximately $2.5 million to redeem outstanding preferred stock, and d) approximately $5.8 million related to transaction and miscellaneous costs.

         The pro forma adjustments are based upon information currently available and on certain assumptions, described within the footnotes to the pro forma financial statements, that management of the Company believes are necessary and reasonable for a fair presentation of the pro forma financial information. The pro forma financial information and accompanying notes should be read in conjunction with the historical consolidated financial statements of the Company for the fiscal year ended December 31, 1997 and for the interim period ended September 30, 1998.

         The objective of the unaudited pro forma financial information is to show what the significant effects on the historical financial statements might have been had the sale of the stations occurred, for balance sheet purposes, on September 30, 1998, and, for statement of operations purposes, on January 1, 1997. However, the pro forma balance sheets are not necessarily indicative of the effects of the Company's financial position that would have been attained had the transaction occurred earlier.

STATEMENTS OF OPERATIONS:

                                                                               Pro Forma Adjustments          Pro Forma After
                                                                              for Radio Unica, Salem        Radio Unica, Salem &
                                                           Children's         & CRN transactions and        CRN transactions and
                                                          Broadcasting      Termination of Affiliation   Termination of Affiliation
                                                          Corporation                Agreements                  Agreements
-----------------------------------------------------------------------------------------------------------------------------------
Nine months ended
  September 30, 1998:
         Revenues                                       $    1,971,248              (1,971,248)(1)                        --
         Operating Expenses                                  9,006,885              (5,065,020)(1)                 3,941,865
                                                       ----------------------------------------------------------------------
         Income (loss) from operations                      (7,035,637)              3,093,772                    (3,941,865)
         Gain on sale of assets                                542,297                      --                       542,297
         Equity loss in Harmony                             (1,803,871)                     --                    (1,803,871)
         Interest income (expense), net                     (3,414,533)              3,971,000 (2)                   556,467
                                                       ----------------------------------------------------------------------
         Net loss                                          (11,711,744)              7,064,772                    (4,646,972)
         Accretion of preferred stock                          544,189                (544,189)(3)                        --
                                                       ----------------------------------------------------------------------

         Net loss to common shareholders                $  (12,255,933)         $    7,608,961                $   (4,646,972)
                                                       ======================================================================

         Net loss per share                             $        (1.83)                                       $        (0.69)
                                                       ================                                      ================

         Weighted average number of shares outstanding       6,692,000                                             6,692,000
                                                       ================                                      ================

----------------------------------------------
(1) To eliminate the revenue and operating expenses related to the network, and stations sold in the Radio Unica, Salem and CRN transactions.

(2) To eliminate the interest expense totaling $2,846,000 related to the debt expected to the repaid utilizing proceeds from the Radio Unica, Salem and CRN transactions and add interest income of $1,125,000 related to the CRN note receivable.

(3) To eliminate the accretion of preferred stock which was redeemed utilizing proceeds from the Radio Unica transaction.

                                                                               Pro Forma Adjustments          Pro Forma After
                                                                              for Radio Unica, Salem        Radio Unica, Salem &
                                                           Children's         & CRN transactions and        CRN transactions and
                                                          Broadcasting      Termination of Affiliation   Termination of Affiliation
                                                          Corporation                Agreements                  Agreements
                                                    -------------------------------------------------------------------------------
Year ended
   December 31, 1997
         Revenues                                       $    5,854,441          $   (5,854,441)(1)            $           --
         Operating Expenses                                 17,260,112             (11,241,440)(1)                 6,018,672
                                                       ----------------------------------------------------------------------
         Income (loss) from operations                     (11,405,671)              5,386,999                    (6,018,672)
         Gain on sale of assets                                     --                      --                            --
         Equity loss in Harmony                               (540,994)                     --                      (540,994)
         Interest income (expense), net                      (2,611,688)              5,295,000 (2)                 2,683,312
                                                       ----------------------------------------------------------------------
         Net loss                                          (14,558,353)             10,681,999                    (3,876,354)
         Accretion of preferred stock                               --                      --                            --
                                                       ----------------------------------------------------------------------
         Net loss to common shareholders                $  (14,558,353)         $   10,681,999                $   (3,876,354)
                                                       ======================================================================

         Net loss per share                             $        (2.33)                                       $        (0.62)
                                                       ================                                      ================

         Weighted average number of shares outstanding       6,246,000                                             6,246,000
                                                       ================                                      ================

----------------------------------------------
(1) To eliminate the revenue and operating expenses related to the network, and stations sold in the Radio Unica, Salem and CRN transactions.

(2) To eliminate the interest expense totaling $3,795,000 related to the debt repaid utilizing proceeds from the Radio Unica, Salem and CRN transactions and add interest income of $1,500,000 related to the CRN note receivable.

BALANCE SHEET:

                                                                               Pro Forma Adjustments          Pro Forma After
                                                                              for Radio Unica, Salem        Radio Unica, Salem &
                                                           Children's         & CRN transactions and        CRN transactions and
                                                          Broadcasting      Termination of Affiliation   Termination of Affiliation
                                                          Corporation                Agreements                  Agreements
                                                    -------------------------------------------------------------------------------
September 30, 1998

         Current assets                                 $      648,404          $   11,075,982(2)              $   11,724,386
         Property and equipment                              3,990,985              (3,770,824)(1)                    220,161
         Broadcast licenses                                 17,704,703             (17,704,703)(1)                         --
         Investment in Harmony                               6,035,357                      --                      6,035,357
         Note receivable                                            --              15,000,000(2)                  15,000,000
         Other assets                                        3,077,650              (2,979,871)(1)                     97,779
                                                       -----------------------------------------------------------------------

           Total assets                                 $   31,457,099          $    1,620,584                 $   33,077,683
                                                       =======================================================================

         Current liabilities                            $   33,068,357             (27,994,177)(3)             $    5,074,180
         Long-term debt                                      2,253,407              (1,229,782)(3)                  1,023,625
         Redeemable convertible preferred stock              2,312,439              (2,312,439)(3)                         --
         Shareholders' equity (deficit)                     (6,177,104)             33,156,982                     26,979,878
                                                       -----------------------------------------------------------------------
           Total liabilities and shareholders'
             equity (deficit)                           $   31,457,099          $    1,620,584                 $   33,077,683
                                                       =======================================================================

--------------------------------------------------
(1) To eliminate the assets of the stations sold in the Radio Unica, Salem and CRN transactions, capitalized debt issue costs related to the repaid debt.

(2) To reflect the gross proceeds from the Radio Unica, Salem and CRN transactions consisting of cash payments of approximately $53 million and a $15.0 million note receivable, net of payments of approximately $31.7 million for of debt and accrued interest, $1.9 million of outstanding accounts payable, $2.5 million for the redemption of outstanding preferred stock, and approximately $5.8 million of transaction and other miscellaneous costs.

(3) To reflect payment of approximately $31.7 million of debt and accrued interest, $1.9 million of outstanding accounts payable, and $2.5 million to redeem outstanding preferred stock utilizing proceeds from the Radio Unica, Salem and CRN transactions net of approximately $4.5 million of income taxes payable as a result of the transactions.

         (c)      Exhibits

                  10.1 Asset Purchase Agreement by and between the Company and Radio Unica Corp. dated October 26, 1998 (incorporated by reference to Registrant's Quarterly Report on Form 10-QSB filed on November 16, 1999).

                  10.2 First Amendment to Asset Purchase Agreement by and between the Company and Radio Unica Corp. dated October 27, 1998 (incorporated by reference to Registrant's Quarterly Report on Form 10-QSB filed on November 16, 1999).

                  99.1     Press Release dated February 2, 1999.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 4, 1999                CHILDREN'S BROADCASTING CORPORATION



                                       BY:   /s/ James G. Gilbertson
                                             -----------------------------------
                                             James G. Gilbertson
                                       ITS:  Chief Operating Officer and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

10.1 Asset Purchase Agreement by and between the Company and Radio Unica Corp. dated October 26, 1998 (incorporated by reference to Registrant's Quarterly Report on Form 10-QSB filed on November 16, 1999).

10.2 First Amendment to Asset Purchase Agreement by and between the Company and Radio Unica Corp. dated October 27, 1998 (incorporated by reference to Registrant's Quarterly Report on Form 10-QSB filed on November 16,
         1999).

99.1     Press Release dated February 2, 1999.